UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2007




                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


     REPUBLIC OF PANAMA              001-08430              72-0593134
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 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)            File Number)          Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                      77079
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(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5901
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01         Entry into a Material Definitive Agreement.

On July 20, 2007 J. Ray McDermott, S.A. entered into a fourth amendment ("Amendment No. 4") amending its credit facility with a syndicate of lenders arranged by Credit Suisse Securities (USA) LLC dated as of June 6, 2006 (the "J. Ray Credit Facility"). On July 20, 2007 The Babcock & Wilcox Company entered into a second amendment ("Amendment No. 2") to its credit facility with a syndicate of lenders arranged by Credit Suisse Securities (USA) LLC dated as of February 22, 2006 (the "B&W Credit Facility").

Each of Amendment No. 2 and Amendment No. 4 provide for, among other things, decreases in the commitment fees and applicable margins for revolving loans and letters of credit, depending on the J. Ray Credit Facility and the B&W Credit Facility credit ratings, as more fully set forth in the amendments.

The foregoing summary is qualified in its entirety by reference to the complete texts of Amendment No. 2 and Amendment No. 4, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated by reference herein.

Item 2.03         Creation of a Direct Financial Obligation

The information provided under Item 1.01 above is incorporated by reference.

Item 9.01         Financial Statements and Exhibits.

      (d)         Exhibits.

         10.1 Second Amendment to Credit Agreement, dated as of July 20, 2007, entered into by and among The Babcock & Wilcox Company, certain of the guarantors executing the signature pages thereto, certain lenders listed on the signature pages thereto and Credit Suisse, Cayman Islands Branch, as administrative agent and as collateral agent.

         10.2 Fourth Amendment to Credit Agreement, dated as of July 20, 2007, entered into by and among J. Ray McDermott, S.A., certain of the guarantors executing the signature pages thereto, certain lenders listed on the signature pages thereto and Credit Suisse, Cayman Islands Branch, as administrative agent and as collateral agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            McDERMOTT INTERNATIONAL, INC.


                                            By: /s/ Michael S. Taff
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                                                 Michael S. Taff
                                                 Senior Vice President and Chief
                                                 Financial Officer

July 26, 2007


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